UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report: April 27, 2017

(Date of earliest event reported)

NCS Multistage Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction

of incorporation)

001-38071	46-1527455
(Commission File Number)	(IRS Employer Identification No.)

19450 State Highway 249 Suite 200 Houston, TX	77070
(Address of principal executive offices)	(Zip Code)

(281) 453-2222

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☒	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01 Entry into a Material Definitive Agreement

Registration Rights Agreement

On May 3, 2017, in connection with the closing of the initial public offering (the “IPO”) by NCS Multistage Holdings, Inc. (the “Company”) of its common stock, the Company entered into a registration rights agreement by and among the Company, Advent-NCS Acquisition Limited Partnership (“Advent”) and the other persons listed in the signature pages thereto (the “Registration Rights Agreement”), substantially in the form previously filed as Exhibit 4.1 to the Company’s Registration Statement on Form S-1 (File No. 333-216580), as amended (the “Registration Statement”). The Registration Rights Agreement provides that at any time following 180 days after the public offering date set forth on the final prospectus relating to the IPO, Advent and its permitted transferees are entitled to request an unlimited number of Demand Registrations (as defined in the Registration Rights Agreement). Once the Company is eligible to effect a registration on Form S-3, any Demand Registration by Advent and its permitted transferees may be for a shelf registration statement and the Company will be required to use reasonable best efforts to maintain the effectiveness of any such shelf registration statement. Additionally, the Registration Rights Agreement provides that the holders of the Company’s common stock party thereto shall have certain piggyback rights. The Registration Rights Agreement also provides that the Company will pay certain expenses relating to such registrations and indemnify the holders of the registration rights provided thereunder against certain liabilities which may arise under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Registration Rights Agreement, a copy of which is attached hereto as Exhibit 4.1 and incorporated by reference herein.

Item 3.03 Material Modification to Rights of Security Holders

The information set forth under Item 1.01 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.03 Amendments to Articles of Incorporation or Bylaws

On April 27, 2017, the Second Amended and Restated Certificate of Incorporation (the “Charter”) and the Amended and Restated Bylaws (the “Bylaws”) of the Company became effective. The terms of the Charter and the Bylaws are substantially the same as the terms set forth in the forms filed as exhibits to the Registration Statement and as described therein.

The Charter and the Bylaws are filed herewith as Exhibit 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 8.01 Other Events

On May 3, 2017, the Company closed its IPO of 9,500,000 shares of its common stock at an initial public offering price of $17.00 per share. The underwriters exercised their over-allotment option to purchase an additional 1,425,000 shares of the Company’s common stock from certain selling stockholders and the closing of the over-allotment option occurred on May 3, 2017 concurrently with the closing of the sale of the Company’s common stock in the IPO.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this report:

Exhibit No.	Description

3.1	Second Amended and Restated Certificate of Incorporation.

3.2	Amended and Restated Bylaws.

4.1	Registration Rights Agreement, dated as of May 3, 2017, by and among NCS Multistage Holdings, Inc., Advent-NCS Acquisition Limited Partnership and certain other parties listed therein.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NCS MULTISTAGE HOLDINGS, INC.

By:	/s/ Kevin Trautner
Name:	Kevin Trautner
Title:	Executive Vice President, General Counsel and Secretary

Date: May 3, 2017

EXHIBIT INDEX

Exhibit No.	Description

3.1	Second Amended and Restated Certificate of Incorporation.

3.2	Amended and Restated Bylaws.

4.1	Registration Rights Agreement, dated as of May 3, 2017, by and among NCS Multistage Holdings, Inc., Advent-NCS Acquisition Limited Partnership and certain other parties listed therein.